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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Earliest Event Reported: August 7, 1997

                        MAGNETIC TECHNOLOGIES CORPORATION

Incorporated under              Commission File No.           IRS Employer
the laws of the                       0-4277                  Identification No.
State of Delaware                                             16-0961159

                  770 Linden Avenue, Rochester, New York 14625
                                 (716) 385-8711


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ITEM 5.  OTHER EVENTS.

         On August 7, 1997, the Company announced that the Board of Directors of Magnetic Technologies Corporation ("the Company") had approved an Agreement and Plan of Merger with SPS Technologies, Inc. and its newly-formed subsidiary, MTC Acquisition Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MAGNETIC TECHNOLOGIES CORPORATION

                                            BY:      /s/ GORDON H. MCNEIL
                                               --------------------------------
                                                     Gordon H. McNeil
                                                     President and CEO

Dated: August 13, 1997
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                                INDEX TO EXHIBITS

Exhibit                                                                         Page Number
Number                              Description                                 of this Report
------                              -----------                                 --------------

  10.1            Press release of the Company dated August 7, 1997                  3

  20.1            Agreement and Plan of Merger among the Company,
                  SPS Technologies, Inc. and MTC Acquisition Corp.                   4


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